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                        SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 14, 2003




                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)





         DELAWARE                   0-14450                  22-1916107
     (Jurisdiction of             (Commission             (I.R.S. Employer
       Incorporation)             File Number)          Identification Number)



        125 Phillips Avenue, South Hackensack, New Jersey         07606
        (Address of Principal Executive Offices)                (Zip Code)


       Registrant's Telephone Number, Including Area Code: (201) 641-6600




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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

See the attached press release of AEP Industries Inc. (the "Company") announcing its repurchase program for its 9.875% Senior Subordinated Debentures.


                                  EXHIBIT INDEX

 EXHIBIT
  NUMBER                          DESCRIPTION
 -------                          -----------

   99       Press release announcing the Company's Debenture repurchase program.







                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AEP INDUSTRIES INC.
                                               (Registrant)


November 14, 2003                     /s/  Lawrence R. Noll
                                      -------------------------------------
                                           Lawrence R. Noll
                                           Vice President and Controller